                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                            --------------
                              FORM 8-K
                            --------------

                      Current Report Pursuant
                   to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  December 31, 1998

                         VISTA EYECARE, INC.
       ------------------------------------------------------
       (Exact Name of Registrant as Specified in Its Charter)

                                Georgia
           ---------------------------------------------
           (State or Other Jurisdiction of Incorporation)


           0-20001                    58-1910859
    --------------------------------------------------------
    (Commission File No. )  (IRS Employer Identification No.)

 296 Grayson Highway, Lawrenceville, Georgia         30245
------------------------------------------------------------
   (Address of Principal Executive Offices)       (Zip Code)


                       (770) 822-3600
   ----------------------------------------------------
   (Registrant's Telephone Number, Including Area Code)


              NATIONAL VISION ASSOCIATES, LTD.
--------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.
---------------------

On December 31, 1998, the registrant filed Articles of Amendment to its Amended and Restated Articles of Incorporation, changing its name from National Vision Associates, Ltd. to Vista Eyecare, Inc. A press release was issued on January 4, 1999.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ----------------------------------

(a)   Financial Statement of Businesses Acquired.  None.
(b)   Pro Forma Financial Information.  None.
(c)   Exhibits.

      The following exhibits are filed herewith:

      3.3 Amended and Restated Articles of Incorporation of the Company, dated April 8, 1992, along with Articles of Amendment to the Amended and Restated
          Articles of Incorporation of National Vision
          Associates, Ltd., dated January 17, 1997
          (previously filed as Exhibit
          4.2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on January 17, 1997). The Company is refiling this Exhibit pursuant to Regulation S-T; Articles of Amendment to the Amended and Restated Articles of Incorporation of National Vision Associates,
          Ltd., dated December 31, 1998.

    99.2  Press Release dated January 4, 1999

                             SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VISTA EYECARE, INC.
                                           (Registrant)
Date: January 5, 1999                By: /s/ Angus C. Morrison
                                         Angus C. Morrison
                                         Senior Vice President,
                                         Chief Financial Officer
                           EXHIBIT INDEX
Exhibit
Number                        Description
--------                      --------------

 3.3 Amended and Restated Articles of Incorporation of the Company, dated April 8, 1992, along with Articles of Amendment to the Amended and Restated Articles of Incorporation of National Vision Associates, Ltd., dated January 17, 1997 (previously filed as Exhibit
                  4.2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on January 17, 1997). The Company is refiling this Exhibit pursuant to Regulation S-T; Articles of Amendment to the Amended and Restated Articles of Incorporation of National Vision Associates, Ltd., dated December 31, 1998.

 99.2             Press Release dated January 4, 1999